     Exhibit 10.49
***Text Omitted and Filed Separately
with the Securities and Exchange Commission.
Confidential Treatment Requested
Under 17 C.F.R. Sections 200.80(b)(4)
and 240.24b-2.

Amendment Sixteen

To the Product Purchase Agreement No. 02542-60507

This Sixteenth Amendment (“Amendment Sixteen”) amends that certain Product Purchase Agreement No. 02542-60507, including all exhibits and executed Amendments One through Fifteen (the “Agreement”) dated September 9, 2007, by and between Dot Hill Systems Corp (“Supplier”) a corporation organized and operating under the laws of Delaware with its principal place of business at 1351 S. Sunset Street, Longmont, Colorado 80501 and Hewlett-Packard Company (“HP”), a Delaware corporation, with offices at 3000 Hanover Street, Palo Alto, California 94304. Supplier and HP may be referred to individually as “Party” and collectively as “Parties”.

RECITALS

WHEREAS, HP and Supplier have previously entered into the Agreement stated above;

WHEREAS, the purpose of this Amendment Sixteen is to update the Pricing Exhibit (E-9) which is found in Amendment 15 with the pricing in the form attached as Exhibit (E-10), and to clarify pricing for data management software and support for Products sold by Supplier and purchased by HP pursuant to the Agreement; and

WHEREAS, HP and Supplier desire to amend the Agreement as herein provided;

TERMS

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, HP and Supplier hereby agree as follows:

1.	Effective Date. The effective date of this Amendment Sixteen shall be December 1, 2014 (“Amendment Sixteen Effective Date”).

2.

3.
Exhibit (E-9) (Pricing) that can be found in Amendment 15 is hereby deleted in its entirety and no longer effective. Exhibit E-9 is hereby replaced in full by the new Exhibit E-10 (Updated Pricing Table), which is attached to this Exhibit Sixteen and is incorporated into the Agreement.

Except as expressly set forth in this Amendment Sixteen, the Agreement remains in effect and is unchanged.

IN WITNESS WHEREOF, the Parties, intending to be legally bound hereby, have executed this Amendment Sixteen as of the Amendment Sixteen Effective Date.

Amendment Sixteen to Dot Hill PPA# 02542-60507                    Page| 1

DOT HILL SYSTEMS CORP.	HEWLETT-PACKARD COMPANY
/s/ Hanif Jamal	/s/ Grant Reoch
Authorized Representative	Authorized Representative
2/2/2015	2/3/2015
Date	Date
Hanif Jamal	Grant Reoch
Printed Name	Printed Name
CFO	Director of Procurement
Title	Title

Amendment Sixteen to Dot Hill PPA# 02542-60507                    Page| 2

Exhibit 10.49

EXHIBIT (E-10)

UPDATED PRICING TABLE

1.
As of the Amendment Sixteen Effective Date, pricing under the Agreement for those Products described in the table set forth below as Exhibit (E-10) Table (the “Table”) shall be as per the Table. Any previous pricing for such Products that contradicts the pricing in the Table shall not be effective after the Amendment Sixteen Effective Date. All pricing set forth in Exhibit E-9 is superseded by this E-10. The pricing of any Products not listed in the Table shall remain as it was prior to this Amendment Sixteen.

EXHIBIT (E-10) TABLE

Product	Pricing or Pricing Changes, as Applicable
[...***...]	[...***...]
[...***...]	[...***...]
[...***...]	[...***...]
[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
	[...***...]	[...***...]	[...***...]
	[...***...]	[...***...]	[...***...]
	[...***...]	[...***...]	[...***...]
	[...***...]	[...***...]	[...***...]
[...***...]

Amendment Sixteen to Dot Hill PPA# 02542-60507      Page | 3
***Confidential Treatment Requested

Exhibit 10.49

2.
On the date that the Phoenix (non-linear) Firmware (PHX) is made generally available (“Phoenix General Availability Date or PHX GA”), HP shall pay to Dot Hill a one-time licensing fee of [...***...] dollars ($[...***...]) to give HP access to the existing 2040 LX install base.

3.
Prior to and after the PHX GA, pricing and payment procedures for software add-ons and support of the add-ons for use on G3 systems will remain as currently set forth in the Agreement. Such information can be found in Amendment 5 and the attached pricing appendix on lines 19 through 55.

4.
Prior to PHX GA, pricing and payment procedures software add-ons and support of the add-ons to be used on G4 systems will as currently set forth in the Agreement. Such information can be found in Amendment 5 and on the attached pricing appendix lines 5 through 15.

5.
After PHX GA, pricing for software add-ons to be used on G4 systems will be as per the table above. Support for the add-ons may be purchased for six years, the first payment to be made by HP to Dot Hill at the time of the initial purchase (and included in Initial License Fee) and then six more annual license fees may be paid on the anniversary of the purchase at the prices set forth in the table above. Notwithstanding anything to the contrary set forth in this Agreement, the annual license fee is paid in exchange for bug fixes, support and updates/upgrades, which are not available absent payment of the fee.

6.	In all cases, the price reduction requirements found in the Agreement (including Section 4.6) shall not apply to software add-on pricing or support pricing.

7.
Pricing in the Table is expressed in US Dollars. Certain pricing in the Table is expressed as a firm price, and other pricing is expressed as increases or reductions from pricing in effect just prior to the Amendment Sixteen Effective Date.

8.	The following definitions apply to Amendment Sixteen and the Table:

•	[...***...]

•	[...***...]

•	[...***...]

•	[...***...]

•	[...***...]

--- End of Exhibit (E-10) ---

Amendment Sixteen to Dot Hill PPA# 02542-60507      Page | 4
***Confidential Treatment Requested

Exhibit 10.49

Pricing Appendix

[...***...]

Amendment Sixteen to Dot Hill PPA# 02542-60507      Page | 5
***Confidential Treatment Requested